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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                         ------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report:          March 30, 1999
                         --------------
Date of Earliest
 Event Reported:         March 23, 1999
                         --------------


                             BERKSHIRE BANCORP INC.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-13649                   94-2563513
----------------------------         -------------          ------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                 File Number)          Identification No.)


         160 Broadway, New York, New York              10038
--------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (212)791-5362
                                                    -------------


                           Cooper Life Sciences, Inc.
--------------------------------------------------------------------------------
           Former name or former address, if changed since last report





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ITEM 5.           OTHER EVENTS

                  A. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         The Annual Meeting of Stockholders of the Company was held on March 23, 1999. At that meeting, the following persons were elected as the members of the Board of Directors of the Company, each to hold office until the next annual meeting of the stockholders and until his successor has been duly elected and qualified:


Name                                     Votes "FOR"                      "WITHHOLD" Vote
---------------------------        ------------------------        ------------------------------

William L. Cohen                           2,020,015                               2,135

Moses Marx                                 2,020,020                               2,130

Steven Rosenberg                           2,020,080                               2,142

Randolph B. Stockwell                      2,020,010                               2,140



         At said Annual Meeting of Stockholders the proposal to approve a change in the Company's name to Berkshire Bancorp Inc. was duly approved by the stockholders of the Company. The number of votes cast with respect to said matter was as follows:

                                 Number of Votes
                          -----------------------------

FOR:                                        2,016,010

AGAINST:                                        2,066

ABSTAIN:                                        4,074



         At said Annual Meeting of Stockholders the proposal to change the Company's authorized capital to 10,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock was duly approved by the Stockholders of the Company. The number of votes cast with respect to said matter was as follows:

                                 Number of Votes
                          -----------------------------

FOR:                                        1,531,186

AGAINST:                                       21,045

ABSTAIN:                                        4,685



         At said Annual Meeting of Stockholders the proposal to eliminate certain unnecessary provisions and modify the language in other existing provisions in the Company's current Certificate of Incorporation to be reflected in an Amended and Restated Certificate of Incorporation was duly approved by the stockholders of the Company. The number of votes cast with respect to said matter was as follows:

                                 Number of Votes
                          -----------------------------

FOR:                                        1,896,027

AGAINST:                                      121,097

ABSTAIN:                                        5,026







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         At said Annual Meeting of Stockholders the proposal to approve the
Company's 1999 Stock Incentive Plan was duly approved by the stockholders of the Company. The number of votes cast with respect to said matter was as follows:

                                 Number of Votes
                          -----------------------------

FOR:                                        1,426,466

AGAINST:                                      129,461

ABSTAIN:                                        4,988



         B.       ADOPTION OF AMENDED AND RESTATED BYLAWS

         At the regular meeting of the Board of Directors of the Company which followed said Annual Meeting of Stockholders, the Board of Directors, among other things, approved and adopted Amended and Restated Bylaws of the Company.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         c.       Exhibits

                  Exhibit
                  Number            Description
                  -------           -----------
                   3.1              Amended and Restated Certificate of Incorporation
                                    of the Company.

                   3.2              Amended and Restated Bylaws of the Company.

                  10.8              1999 Stock Incentive Plan of the Company.








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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BERKSHIRE BANCORP INC.
                                            (Registrant)



Date: March 30, 1999                   By:  /s/ Steven Rosenberg
      ------------------                   ------------------------
                                            Steven Rosenberg
                                            President and Chief
                                            Financial Officer






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                                  EXHIBIT INDEX

Exhibit                                                                                 Sequential
Number            Description                                                           Page Number
-------           -----------                                                           -----------
 3.1              Amended and Restated Certificate of
                   Incorporation of the Company.                                             6

 3.2              Amended and Restated Bylaws of the Company.                                9

10.8              1999 Stock Incentive Plan of the Company.                                 18


















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